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                                                                    EXHIBIT 10.8
                          Third Amendment to Memorandum
                           OEM Manufacturing Agreement



         The Memorandum OEM Manufacturing Agreement ("MOEMMA") with an effective date of January 9, 2002 by and among EchoStar Satellite Corporation, EchoStar Technologies Corporation and Thomson multimedia, Inc. is hereby amended as follows:

         1.       The 6th sentence of Section 2.4 is amended to read:

                  In the event that for any reason an agreement for the sale by Licensee of Receivers has not been executed by Licensee, ETC and ESC on or before April 19, 2002, then notwithstanding anything else in this MOEMMA to the contrary, this MOEMMA shall terminate.

         2.       The MOEMMA shall remain in all other respects unchanged.


Echostar Satellite Corporation              Echostar Technologies Corporation

By:                                         By:
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Title:                                      Title:
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Date:                                       Date:
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Thomson multimedia Inc.

By:
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Title:
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Date:
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